The
High Yield
Plus Fund,
Inc.

ANNUAL
REPORT
March 31, 1997

Letter To Shareholders                               April 10, 1997

Dear Shareholder:

The high yield market showed surprising strength during the fiscal year ended March 31, 1997, despite the general increase in interest rates that occurred during the period. Positive economic conditions created an amenable operating environment for high yield issuers, and strong demand for high yield instruments buoyed valuations relative to US Treasury yields. Conditions were apparently too favorable, however, and the Federal Reserve Board acted to dampen exuberance in the markets on March 25, 1997, by increasing the Federal Funds rate by 25 basis points. The capital markets, including the high yield market, have been somewhat destabilized by this move. We believe that economic conditions remain reasonable and inflation is not a significant threat. Therefore, we expect that the longer-term outlook for the high yield market should not be threatened by the present weakness in the financial markets, unless interest rates increase significantly, thereby snuffing out economic growth.

Fund Performance.

The Fund's total returns for the periods ended March 31, 1997 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High
Yield category, an average of 17 closed-end high yield funds; we would note that the degree of leverage varies substantially amongst the funds in the group. In addition, we have included the returns of the Lipper Closed-End Unleveraged High Yield category, an average of 8 closed-end high yield funds which do not use leverage.

                        TOTAL RETURNS
           For the Periods Ended March 31, 1997
                                6 Months   12 Months   24 Months
High Yield Plus Fund              4.1%       11.5%       32.4%
Lipper CEHY -- Leveraged          5.0%       13.1%       32.8%
Lipper CEHY -- Unleveraged        4.0%       10.5%       28.7%

How We Invested.

As of March 31, 1997, the Fund's total invested assets of $112.5 million represented 117% of the Fund's net assets of $96 million. Total borrowings were $18 million, up modestly from $17 million as of the March 31, 1996 year end. The yield to worst (incorporates potential calls) and average years to worst were 9.7% and 7.1 years, respectively, as of March 31, 1997; this compares to 9.8%and 7.0 years as of March 31, 1996. Average ratings have remained steady at B1/B+. In the table below we have highlighted some of the Fund's industry exposures relative to the Lehman Brothers High Yield Index, a proxy for the overall high yield market:

Overweighted Categories:                          Underweighted Categories:
Industry              HYP*   Lehman HY        Industry              HYP*   Lehman HY
Aerospace & Defense    8%       1%            Cable                  5%       11%
Auto & Related         9%       2%            Media & Entertainment  7%       12%
Metals                12%       3%            Telecom                3%        9%

* Expressed as a percent of total corporate holdings as of 3/31/97.

We have overweighted exposures to certain sectors that we believe offer relatively attractive prospects. For instance, underlying demand remains firm in many basic industries, and consolidation trends are also a positive factor in sectors such as Aerospace and Automotive Supply. With respect to underweighted categories, we have some concerns about burgeoning technologies in the Telecommunications and Cable sectors, and ultimate consumer demand for many of the newer technologies (wireless communications, for instance) remains untested. Furthermore, many of these companies will need to spend aggressively to either develop their business or defend their positions against the newer competition, suggesting that their balance sheets may deteriorate.

Some of the Fund's specific larger holdings include securities of Fort Howard Corporation, the leading US manufacturer of commercial tissue paper; Container Corporation of America, a significant producer of containerboard and other paper/packaging products; Bell & Howell Company, an information services and document management provider, AK Steel, an integrated steel producer;
and Collins & Aikman Products, one of the leading providers of textile and plastic interior trim products for the automotive industry.

The Fund's shares closed its fiscal year at $9.00 per share. This price reflected a premium of 5.4% to the Fund's net asset value of $8.54 per share. The monthly dividend of $0.07 per share ($0.84 per share annualized) equates to a yield of 9.3% on the closing stock price. For comparison, this dividend yield was 240 basis points in excess of the 10-year Treasury bond yield as of March 31, 1997.

Thank you for your interest in the Fund, and we look forward to continuing the Fund's investment program.

Sincerely yours,

Catherine A. Smith
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 1997    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--115.0%
CORPORATE BONDS--109.2%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--9.1%
Howmet Corp., Sr. Sub. Notes                                   B2               10.00%      12/01/03   $   1,605     $  1,709,324
K & F Industries, Inc.,
   Sr. Sec. Notes                                              B1               11.875      12/01/03         350          365,750
   Sr. Sub. Notes                                              B2               10.375       9/01/04       1,250        1,306,250
Moog, Inc., Sr. Sub. Notes, Ser. B                             B2               10.00        5/01/06       1,285        1,333,187
Northrop Grumman Corp., Deb.                                   Baa3              9.375      10/15/24       1,500        1,594,500
Rohr, Inc., Sr. Notes                                          Ba3              11.625       5/15/03       1,250        1,343,750
Wyman-Gordon Co., Sr. Notes                                    Ba3              10.75        3/15/03       1,000        1,070,000
                                                                                                                     ------------
                                                                                                                        8,722,761
------------------------------------------------------------------------------------------------------------------------------
Automotive--10.0%
Collins & Aikman Products Co., Sr. Sub. Notes                  B3               11.50        4/15/06       1,750        1,933,750
Delco Remy International Inc., Sr. Sub. Notes                  B2               10.625       8/01/06         360          369,000
Exide Corp., Sr. Notes                                         B1               10.00        4/15/05         500          500,000
Hayes Wheels International, Inc., Sr. Sub. Notes               B3               11.00        7/15/06         340          370,600
Johnstown America Industries, Inc. Sr. Sub. Notes              B3               11.75        8/15/05       1,500        1,455,000
Key Plastics, Inc., Sr. Sub. Notes                             B3               10.25        3/15/07       1,000          992,500
LDM Technologies, Inc., Sr. Sub. Notes                         B3               10.75        1/15/07         505          502,475
Lear Seating Corp.,
   Sr. Sub. Notes                                              Ba3              11.25        7/15/00         500          495,000
   Sub. Notes                                                  B1                8.25        2/01/02         750          723,750
Penda Corp., Sr. Notes, Ser. B                                 B2               10.75        3/01/04         750          746,250
Walbro Corp., Sr. Notes                                        B1                9.875       7/15/05       1,500        1,485,000
                                                                                                                     ------------
                                                                                                                        9,573,325
------------------------------------------------------------------------------------------------------------------------------
Basic Industries-Manufacturing--8.5%
Cabot Safety Acquisition Corp., Sr. Sub. Notes                 B3               12.50        7/15/05         750          806,250
Essex Group Inc., Sr. Notes                                    B1               10.00        5/01/03       1,000        1,040,000
Graphic Contols Corp., Sr. Sub. Notes, Ser. A                  B3               12.00        9/15/05         500          548,750
Great Lakes Carbon Corp., Sr. Sec. Notes                       Ba3              10.00        1/01/06       1,000        1,045,000
IDEX Corp., Sr. Sub. Notes                                     Ba3               9.75        9/15/02         250          260,000
Mettler-Toledo, Inc., Sr. Sub. Notes                           B2                9.75       10/01/06         350          357,000
PMI Acquisitions Corp., Sr. Sub. Notes                         B2               10.25        9/01/03       1,000        1,030,000
Specialty Equipment Cos., Inc., Sr. Sub. Notes                 B3               11.375      12/01/03       1,000        1,065,000
The Interlake Corp.,
   Sr. Notes                                                   B2               12.00       11/15/01         250          271,250
   Sr. Sub. Deb.                                               B3               12.125       3/01/02         500          512,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 1997    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Basic Industries-Manufacturing (cont'd.)
Thermadyne Holdings Corp., Sr. Notes                           B1               10.25%       5/01/02   $     750     $    768,750
UCAR Global Enterprises Inc., Sr. Sub. Notes                   B1               12.00        1/15/05         415          472,063
                                                                                                                     ------------
                                                                                                                        8,176,563
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--1.1%
Amtrol Acquisition Inc., Sr. Sub. Notes                        B3               10.625      12/31/06         500          517,500
Associated Materials, Inc., Sr. Sub. Notes                     B3               11.50        8/15/03         470          491,150
                                                                                                                     ------------
                                                                                                                        1,008,650
------------------------------------------------------------------------------------------------------------------------------
Cable--5.9%
Cablevision Systems Corp.,
   Sr. Sub. Notes                                              B2                9.25       11/01/05       1,250        1,187,500
   Sr. Sub. Notes                                              B2                9.875       5/15/06         475          465,500
Comcast Corp., Sr. Sub. Deb.                                   B1                9.125      10/15/06         250          247,500
Lenfest Communications, Inc., Sr. Notes                        Ba3               8.375      11/01/05         500          455,000
Marcus Cable Co., L.P., Sr. Disc. Notes, Zero Coupon
   (until 6/15/00)                                             Caa              14.25       12/15/05         250          172,500
Marcus Cable Operating Co., L.P., Sr. Sub. Disc. Notes,
   Zero Coupon (until 8/1/99)                                  B3               13.50        8/01/04         500          397,500
Rifkin Acquisition Partners L.L.L.P., Sr. Sub. Notes           B3               11.125       1/15/06       1,000        1,000,000
Tele-Communications, Inc., Deb.                                Ba1               9.25        1/15/23       1,250        1,197,475
Videotron Ltd., Sr. Sub. Notes (Canada)                        Ba3              10.25       10/15/02         500 D        525,000
                                                                                                                     ------------
                                                                                                                        5,647,975
------------------------------------------------------------------------------------------------------------------------------
Chemicals--5.8%
Acetex Corp., Sr. Sec. Notes (Canada)                          B1                9.75       10/01/03       1,650 D      1,617,000
Agriculture Minerals & Chemicals, Inc., Sr. Notes              Ba3              10.75        9/30/03         500          527,500
Astor Corp., Sr. Sub. Notes                                    B3               10.50       10/15/06         750          798,750
General Chemical Corp., Sr. Sub. Notes                         B2                9.25        8/15/03         500          506,250
Harris Chemical North America, Inc., Sr. Sec. Disc. Notes      B2               10.25        7/15/01         250          250,000
Rexene Corp., Sr. Notes                                        B1               11.75       12/01/04         500          560,000
Sterling Chemicals Inc., Sr. Sub. Notes                        B3               11.75        8/15/06         750          780,000
Texas Petrochemicals Corp., Sr. Sub. Notes                     B3               11.125       7/01/06         500          527,500
                                                                                                                     ------------
                                                                                                                        5,567,000
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--1.4%
American Safety Razor Co., Sr. Notes, Ser. A                   B1                9.875       8/01/05         250          257,500
KinderCare Learning Centers, Inc., Sr. Sub. Notes              B3                9.50        2/15/09         580          553,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of March 31, 1997    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services (cont'd.)
Muzak L.P., Muzak Capital, Sr. Notes                           Ba3              10.00%      10/01/03   $     350     $    362,250
Revlon Worldwide (Parent) Corp., Sr. Sec. Disc. Notes          B3              Zero          3/15/01         350          217,000
                                                                                                                     ------------
                                                                                                                        1,390,650
------------------------------------------------------------------------------------------------------------------------------
Containers--1.9%
Sweetheart Cup Co. Inc., Sr. Sub. Notes                        B3               10.50        9/01/03       1,750        1,785,000
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--8.4%
Cross Timbers Oil Co., Sr. Sub. Notes                          B2                9.25        4/01/07       1,000          972,500
Energy Ventures, Inc., Sr. Notes                               Ba2              10.25        3/15/04         750          798,750
Flores & Rucks Inc., Sr. Sub. Notes                            B3                9.75       10/01/06         335          341,700
Global Marine Inc., Sr. Sec. Notes                             Ba1              12.75       12/15/99         250          265,625
J. Ray McDermott S.A., Sr. Sub. Notes                          B1                9.375       7/15/06         500          505,000
Mesa Operating Co.,
   Sr. Sub. Disc. Notes, Zero Coupon (until 7/1/01)            B2               11.625       7/01/06         625          421,875
   Sr. Sub. Notes                                              B2               10.625       7/01/06         300          313,500
Plains Resources, Inc., Sr. Sub. Notes, Ser. B                 B2               10.25        3/15/06       1,000        1,030,000
Santa Fe Energy Resources, Inc., Sr. Sub. Deb. Notes           B1               11.00        5/15/04       1,250        1,362,500
Seagull Energy Corp., Sr. Sub. Notes                           B1                8.625       8/01/05         250          250,000
Transportadora de Gas del Sur, S.A., (Argentina)
   Med. Notes,                                                 B1                7.75       12/23/98         350 D        345,625
   Notes                                                       B1               10.25        4/25/01         500 D        522,500
YPF Sociedad Anonima, Negotiable Obligations (Argentina)       B1                8.00        2/15/04       1,000 D        960,000
                                                                                                                     ------------
                                                                                                                        8,089,575
------------------------------------------------------------------------------------------------------------------------------
Financial Services--5.8%
Chevy Chase Bank F.S.B. Sub. Deb.                              B1                9.25       12/01/08         500          490,000
Dime Bancorp, Inc., Sr. Notes                                  Ba3              10.50       11/15/05       1,250        1,343,750
First Nationwide Holdings, Inc., Sr. Notes                     B3               12.50        4/15/03         750          817,500
FirstFed Financial Corp., Notes                                B2               11.75       10/01/04         500          510,000
Imperial Credit Industries, Inc., Sr. Notes                    B1                9.875       1/15/07       1,000          980,000
Olympic Financial Ltd., Sr. Notes                              B2               11.50        3/15/07       1,250 @      1,218,750
Western Financial Svgs. Bank F.S.B., Sub. Cap. Deb.            Ba3               8.50        7/01/03         250          246,785
                                                                                                                     ------------
                                                                                                                        5,606,785
------------------------------------------------------------------------------------------------------------------------------
Gaming--1.8%
GB Property Funding Corp., First Mtge. Notes                   B3               10.875       1/15/04         750          615,000
Trumps Atlantic City Assoc., First Mtge. Notes                 B1               11.25        5/01/06       1,250        1,137,500
                                                                                                                     ------------
                                                                                                                        1,752,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of March 31, 1997    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--0.9%
Dominick's Finer Foods, Inc., Sr. Sub. Notes, Ser. B           B2              10.875%       5/01/05   $     250     $    268,750
Smiths Food & Drug Ctrs., Inc., Sr. Sub. Notes                 B3              11.25         5/15/07         500          547,500
                                                                                                                     ------------
                                                                                                                          816,250
------------------------------------------------------------------------------------------------------------------------------
Health Care--4.1%
Beverly Enterprises, Inc., Sr. Notes                           B1               9.00         2/15/06         375          373,125
Dade International Inc., Sr. Sub. Notes                        B3              11.125        5/01/06         390          442,650
Owens & Minor, Inc., Sr. Sub. Notes                            B1              10.875        6/01/06       1,085        1,169,088
Packard Bioscience Co., Sr. Sub. Notes                         B3               9.375        3/01/07       1,250        1,206,250
Quorum Health Group, Inc., Sr. Sub. Notes                      B1               8.75        11/01/05         500          505,000
Tenet Healthcare Corp., Sr. Notes                              Ba1              9.625        9/01/02         250          262,500
                                                                                                                     ------------
                                                                                                                        3,958,613
------------------------------------------------------------------------------------------------------------------------------
Home Builder & Real Estate--0.9%
Del. Webb Corp., Sr. Sub. Deb.                                 B2                9.00        2/15/06         350          344,750
Kaufman & Broad Home Corp., Sr. Sub. Notes                     Ba3               9.625      11/15/06         500          500,000
                                                                                                                     ------------
                                                                                                                          844,750
------------------------------------------------------------------------------------------------------------------------------
Media & Communications--7.0%
Benedek Communications Inc., Sr. Sub. Disc. Notes,
   Zero Coupon (until 5/15/01)                                 B3               13.25        5/15/06         565          338,294
Chancellor Broadcasting Co., Sr. Sub. Notes                    B3                9.375      10/01/04       1,000          980,000
Granite Broadcasting Corp., Sr. Sub. Deb.                      B3               12.75        9/01/02         500          537,500
Heritage Media Corp., Sr. Sec. Notes                           Ba1              11.00        6/15/02         250          265,000
Jacor Communications Inc., Sr. Sub. Notes                      B2                9.75       12/15/06         250          250,000
JCAC, Inc., Sr. Sub. Notes                                     B2               10.125       6/15/06         250          253,750
Plitt Theatres, Inc., Sr. Sub. Notes                           B3               10.875       6/15/04       1,250        1,250,000
World Color Press, Inc., Sr. Sub. Notes                        B1                9.125       3/15/03       1,250        1,250,000
Young Broadcasting Inc.,
   Sr. Sub. Notes                                              B2               11.75       11/15/04       1,000        1,065,000
   Sr. Sub. Notes                                              B2               10.125       2/15/05         500          495,000
                                                                                                                     ------------
                                                                                                                        6,684,544
------------------------------------------------------------------------------------------------------------------------------
Metals--13.5%
Acindar Industria Argentina de Aceros S.A., Notes
   (Argentina)                                                 B2               11.25        2/15/04         750 D        753,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of March 31, 1997    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Metals (cont'd.)
AK Steel Corp.,
   Sr. Notes                                                   Ba2              10.75%       4/01/04   $   1,000     $  1,065,000
   Sr. Notes                                                   Ba2               9.125      12/15/06       1,000          985,000
Armco, Inc., Sr. Notes                                         B2                9.375      11/01/00       1,750        1,732,500
Bethlehem Steel Corp., Sr. Notes                               B1               10.375       9/01/03       1,250        1,300,000
Companhia Vale do Rio Doce, Notes (Brazil)                     NR               10.00        4/02/04         750 D        785,625
Echo Bay Mines Ltd., Capital Secs., Jr. Sub. Deb.
   (Canada)                                                    B1               11.00        4/01/27         770 D        781,550
GS Technologies Operating Co., Inc., Sr. Notes                 B2               12.25       10/01/05         500          520,000
Metalurgica Gerdau S.A., Notes (Brazil)                        NR               11.125       5/24/04         375 D        388,125
Northwestern Steel & Wire Co., Sr. Notes                       B1                9.50        6/15/01       1,500        1,425,000
NS Group Inc., Sr. Sec. Notes                                  B3               13.50        7/15/03       1,000 @      1,095,000
Weirton Steel Corp.,
   Sr. Notes                                                   B2               10.875      10/15/99         750          761,250
   Sr. Notes                                                   B2               11.375       7/01/04       1,000        1,000,000
Wheeling-Pittsburgh Corp., Sr. Notes                           B1                9.375      11/15/03         420          399,000
                                                                                                                     ------------
                                                                                                                       12,991,800
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--10.4%
Aracruz Celulose S.A., Notes (Brazil)                          NR               10.375       1/31/02       1,035 D      1,071,225
Container Corp. of America,
   Sr. Notes                                                   B1                9.75        4/01/03       1,250        1,300,000
   Sr. Notes, Ser. B                                           B1               10.75        5/01/02       1,000        1,080,000
Fonda Group Inc., Sr. Sub. Notes                               B3                9.50        3/01/07       1,500        1,436,250
Fort Howard Corp.,
   Sr. Notes                                                   B1                9.25        3/15/01       2,000        2,070,000
   Sr. Notes                                                   B1                8.25        2/01/02         200          199,000
   Sr. Sub. Notes                                              B2                9.00        2/01/06         750          757,500
S.D. Warren Co., Sr. Sub. Notes, Ser. B                        B1               12.00       12/15/04         795          866,550
Tembec Finance Corp., Sr. Notes (Canada)                       B1                9.875       9/30/05       1,250 D      1,243,750
                                                                                                                     ------------
                                                                                                                       10,024,275
------------------------------------------------------------------------------------------------------------------------------
Retail--0.6%
Guitar Ctr. Mgmt. Co., Inc., Sr. Notes                         B1               11.00        7/01/06         500          546,250
------------------------------------------------------------------------------------------------------------------------------
Technology--5.3%
Advanced Micro Devices, Inc., Sr. Sec. Notes                   Ba1              11.00        8/01/03         500          540,000
Bell & Howell Co., Sr. Notes                                   B1                9.25        7/15/00         750          750,000
Bell & Howell Holdings Co., Sr. Disc. Deb., Ser. B,
   Zero Coupon (until 3/1/00)                                  B3               11.50        3/01/05       2,000        1,540,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of March 31, 1997    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Technology (cont'd.)
Fairchild Semiconductor Corp., Sr. Sub. Notes                  B2              10.125%       3/15/07   $     985     $    980,075
Unisys Corp.,
   Sr. Notes                                                   B1              11.75        10/15/04         250          261,250
   Sr. Notes, Ser. B                                           B1              12.00         4/15/03       1,000        1,045,000
                                                                                                                     ------------
                                                                                                                        5,116,325
------------------------------------------------------------------------------------------------------------------------------
Telecommunication Services--3.0%
MobileMedia Communications, Inc., Sr. Sub. Notes               C                9.375       11/01/07       2,000 **       460,000
Paging Network, Inc., Sr. Sub. Notes                           B2              11.75         5/15/02         250          265,000
Telefonica de Argentina, S.A., Notes (Argentina)               B1              11.875       11/01/04       1,000 D      1,130,000
Teleport Communications Group Inc., Sr. Disc. Notes,
   Zero Coupon (until 7/1/01)                                  B1              11.125        7/01/07       1,500        1,005,000
                                                                                                                     ------------
                                                                                                                        2,860,000
------------------------------------------------------------------------------------------------------------------------------
Textiles--0.8%
Westpoint Stevens Inc., Sr. Notes                              Ba3               8.75       12/15/01         750          750,000
------------------------------------------------------------------------------------------------------------------------------
Utilities--3.0%
Cleveland Electric Illuminating Co., First Mtge. Bonds,
   Ser. B                                                      Ba2               9.50        5/15/05         250          267,215
El Paso Electric Co., First Mtge. Bonds, Ser. D                Ba3               8.90        2/01/06       1,000        1,042,450
Texas-New Mexico Power Co., Sec. Deb.                          Ba3              10.75        9/15/03       1,500        1,616,250
                                                                                                                     ------------
                                                                                                                        2,925,915
                                                                                                                     ------------
Total corporate bonds (cost $103,995,026)                                                                             104,839,506
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
Foreign Government ObligationsD--3.0%
Republic of Argentina,
   Bonds                                                       B1               11.00       10/09/06         500          522,500
   Global Bonds                                                B1                8.375      12/20/03         500          479,375
   Global Bonds                                                B1               11.375       1/30/17         500          514,500
Republic of Brazil,
   Exit Bonds                                                  B1                6.00        9/15/13         750          540,937
   Ser. C                                                      B1                4.00        4/15/14       1,119          833,076
                                                                                                                     ------------
Total foreign government obligations (cost $2,449,835)                                                                  2,890,388
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS*--0.1%
                                                                                                         Shares
                                                                                                       ----------
Triangle Wire & Cable, Inc.Pound
   (cost $986,250; purchased 3/25/94)                          --              --                 --      94,444           94,444
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of March 31, 1997    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                              Moody's
                                                              Rating         Interest    Expiration                     Value
Description                                                   (Unaudited)      Rate         Date         Shares        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--2.7%
California Federal Bank, Noncumulative Perpetual, Ser. B       Ba2             10.625%            --       4,700     $    507,600
Chevy Chase Preferred Capital Corp., Exchangeable, Ser. A      B1              10.375             --      16,575          812,175
Granite Broadcasting Corp., Cumulative Exchangeable, PIK       NR              12.75              --         755          708,187
Loral Space & Communications,
   Convertible Preferred Equivalent Oblig.                     B1               6.00              --       7,500          370,313
Silgan Holdings Inc., Exchangeable, PIK                        B3              13.25              --         189          215,460
                                                                                                                     ------------
Total preferred stocks (cost $2,602,375)                                                                                2,613,735
------------------------------------------------------------------------------------------------------------------------------
WARRANTS*                                                                                               Warrants
                                                                                                       ----------
Benedek Communications Corp.Pound
   (cost $0; purchased 10/17/96)                               --              --            7/01/07       5,500           13,750
                                                                                                                     ------------
Total long-term investments (cost $110,033,486)                                                                       110,451,823
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal
                                                                                           Maturity      Amount
SHORT-TERM INVESTMENTS--2.2%                                                                 Date        (000)
                                                                                          ----------   ----------
CORPORATE BOND--0.8%
Gruma S.A. de C.V., Notes (Mexico)                             NR               9.75         3/09/98   $     700 D        714,000
REPURCHASE AGREEMENT--1.4%
Swiss Bank Corporation, dated 3/31/97, $1,350,238 due at
   maturity (cost $1,350,000; approximate value of
   collateral including accrued interest - $1,379,143)         --               6.35         4/01/97       1,350        1,350,000
                                                                                                                     ------------
Total short-term investments (cost $2,012,055)                                                                          2,064,000
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--117.2%
  (cost $112,045,541; Note 3)                                                                                         112,515,823
Liabilities in excess of other assets--(17.2)%                                                                       (16,473,503)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 96,042,320
                                                                                                                     ------------
                                                                                                                     ------------

---------------
        * --Non-income producing security.
       ** --Represents issuer in default on interest payments; non-income producing security.
    Pound --Indicates a restricted security; the aggregate cost of such securities is $986,250. The aggregate value ($108,194) is approximately 0.1% of net assets.
        D --US$ Denominated Foreign Bonds.
        @ --Consists of more than 1 class of securities traded together as a unit; generally bonds with attached stock or warrants.
       NR --Not rated by Moody's or Standard & Poor's.
      PIK --Payment in Kind.
 L.L.L.P. --Limited Liability Limited Partnership
     L.P. --Limited Partnership
   F.S.B. --Federal Savings Bank
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Statement of Assets and Liabilities              THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $112,045,541)..................................................................      $ 112,515,823
Cash.......................................................................................................                344
Interest receivable........................................................................................          2,673,636
Receivable for investments sold............................................................................            960,369
Dividends receivable.......................................................................................             21,496
Deferred expenses and other assets.........................................................................             60,448
                                                                                                                 --------------
   Total assets............................................................................................        116,232,116
                                                                                                                 --------------
Liabilities
Loan payable (Note 4)......................................................................................         18,000,000
Payable for investments purchased..........................................................................          1,118,402
Dividends payable..........................................................................................            787,537
Loan interest payable (Note 4).............................................................................            104,217
Accrued expenses...........................................................................................             99,332
Advisory fee payable.......................................................................................             41,950
Deferred directors' fees...................................................................................             21,578
Administration fee payable.................................................................................             16,780
                                                                                                                 --------------
   Total liabilities.......................................................................................         20,189,796
                                                                                                                 --------------
Net Assets.................................................................................................      $  96,042,320
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................      $     112,505
   Paid-in capital in excess of par........................................................................        103,281,800
                                                                                                                 --------------
                                                                                                                   103,394,305
   Undistributed net investment income.....................................................................            330,378
   Accumulated net realized loss on investments............................................................         (8,152,645)
   Net unrealized appreciation of investments..............................................................            470,282
                                                                                                                 --------------
   Net assets, March 31, 1997..............................................................................      $  96,042,320
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($96,042,320 / 11,250,532 shares of common stock issued and outstanding).........               $8.54
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

THE HIGH YIELD PLUS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          March 31, 1997
Income
   Interest.................................    $ 11,360,077
   Dividends................................         101,494
                                               --------------
                                                  11,461,571
                                               --------------
Expenses
   Investment advisory fee..................         480,973
   Administration fee.......................         192,389
   Custodian's fees and expenses............          90,000
   Legal fees and expenses..................          71,000
   Transfer agent's fees and expenses.......          41,000
   Reports to shareholders..................          38,000
   Insurance expense........................          28,000
   Audit fees and expenses..................          27,000
   Listing fee..............................          24,000
   Directors' fees and expenses.............          21,000
   Miscellaneous............................          25,675
                                               --------------
      Total operating expenses..............       1,039,037
   Loan interest expense (Note 4)...........       1,183,903
                                               --------------
      Total expenses........................       2,222,940
                                               --------------
Net investment income.......................       9,238,631
                                               --------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................       2,559,619
Net change in unrealized
   appreciation/depreciation of
   investments..............................      (1,353,218)
                                               --------------
Net gain on investments.....................       1,206,401
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $ 10,445,032
                                               --------------
                                               --------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                  Year Ended
Increase (Decrease) in Cash                     March 31, 1997
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount amortization of $791,415)......   $ 10,524,703
   Operating expenses paid....................     (1,113,994)
   Loan interest and commitment fee paid......     (1,157,705)
   Maturities of short-term portfolio
      investments, net........................     (1,080,000)
   Purchases of long-term portfolio
      investments.............................    (67,132,879)
   Proceeds from disposition of long-term
      portfolio
      investments.............................     67,430,607
   Deferred expenses and other assets.........         36,137
                                                --------------
   Net cash provided from operating
      activities..............................      7,506,869
                                                --------------
Cash used for financing activities
   Net increase in notes payable..............      1,000,000
   Cash dividends paid (excluding reinvestment
      of dividends of $915,455)...............     (8,508,413)
                                                --------------
   Net cash used for financing activities.....     (7,508,413)
                                                --------------
   Net decrease in cash.......................         (1,544)
   Cash at beginning of year..................          1,888
                                                --------------
   Cash at end of year........................   $        344
                                                --------------
                                                --------------
Reconciliation of Net Increase in Net Assets
to Net Cash from Operating Activities
Net increase in net assets resulting from
   operations.................................   $ 10,445,032
                                                --------------
Increase in investments.......................     (1,775,494)
Net realized gain on investment
   transactions...............................     (2,559,619)
Net change in unrealized depreciation of
   investments................................      1,353,218
Decrease in receivable for investments sold...        879,021
Increase in interest and dividends
   receivable.................................       (145,453)
Decrease in deferred expenses and other
   assets.....................................         36,137
Decrease in payable for investments
   purchased..................................       (677,214)
Decrease in accrued expenses and other
   liabilities................................        (48,759)
                                                --------------
   Total adjustments..........................     (2,938,163)
                                                --------------
   Net cash provided from operating
      activities..............................   $  7,506,869
                                                --------------
                                                --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                        Year Ended March 31,
Increase (Decrease)                 ----------------------------
in Net Assets                          1997             1996
                                    -----------      -----------
Operations
   Net investment income.........   $ 9,238,631      $ 9,449,328
   Net realized gain on
      investment transactions....     2,559,619          757,420
   Net change in unrealized
      appreciation/depreciation
      of investments.............    (1,353,218)       5,744,996
                                    -----------      -----------
   Net increase in net assets
      resulting from
      operations.................    10,445,032       15,951,744
Dividends paid to shareholders
   from net investment income....    (9,238,631)      (9,436,822)
Distributions paid to
   shareholders in excess of net
   investment income.............      (170,811)              --
Value of Fund shares issued to
   shareholders in reinvestment
   of dividends..................       915,455          871,960
                                    -----------      -----------
Total increase...................     1,951,045        7,386,882
Net Assets
Beginning of year................    94,091,275       86,704,393
                                    -----------      -----------
End of year......................   $96,042,320      $94,091,275
                                    -----------      -----------
                                    -----------      -----------

Notes to Financial Statements                    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
The Fund may invest up to 25% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ('restricted securities'). With regard to the
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements                    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------
restricted securities held by the Fund at March 31, 1997, the Fund may not demand registration by the issuers. Restricted securities are valued pursuant to the valuation procedures noted above.
Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 1997, aggregated $66,455,665 and $66,551,585, respectively.
During the year ended March 31, 1997, the Fund entered into $1,185,700 of securities transactions on a principal basis with Prudential Securities Incorporated, an affiliate of the Administrator.
The cost basis of investments for federal income tax purposes was substantially the same as for financial reporting purposes and, accordingly, as of March 31, 1997, net unrealized appreciation for federal income tax purposes was $470,282 (gross unrealized appreciation--$3,684,091; gross unrealized depreciation--$3,213,809).
For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 1997 of approximately $8,153,000 of which $3,948,000 expires in 2000, $2,399,000 expires in 2003 and $1,806,000 expires in 2004. Such carryforward is after utilization of approximately $2,560,000 of net taxable gains realized and recognized during the year ended March 31, 1997. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $30,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the year ended March 31, 1997 was $17,494,505 at a weighted average interest rate of 6.77%. The maximum face amount of borrowings outstanding at any month end during the year ended March 31, 1997 was $19,000,000. The current borrowings of $18,000,000 (at a weighted average interest rate of 6.59%) mature throughout the period from April 14, 1997 to August 28, 1997.
The Fund has paid commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements                    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------
'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.
------------------------------------------------------------
Note 5. Capital
There are 100 million shares of $.01 par value common stock authorized. During the fiscal years ended March 31, 1997 and March 31, 1996, the Fund issued 106,725 and 104,367 shares in connection with reinvestment of dividends, respectively.
------------------------------------------------------------
Note 6. Dividends
On February 18, 1997 the Board of Directors of the Fund declared dividends of $0.07 per share payable on May 9 and June 13, 1997, to shareholders of record on April 30 and May 30, 1997, respectively.
--------------------------------------------------------------------------------
                                       14

Financial Highlights                             THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                       Year Ended March 31,
                                                      -------------------------------------------------------
                                                       1997        1996        1995        1994        1993
                                                      -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  8.44     $  7.85     $  8.38     $  8.48     $  7.91
                                                      -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................      .82         .84         .87         .90         .89
Net realized and unrealized gain (loss) on
   investments......................................      .12         .59        (.54)       (.15)        .52
                                                      -------     -------     -------     -------     -------
   Total from investment operations.................      .94        1.43         .33         .75        1.41
                                                      -------     -------     -------     -------     -------
Less dividends and distributions
Dividends from net investment income................     (.82)       (.84)       (.86)       (.85)       (.84)
Distributions in excess of net investment income....     (.02)         --          --          --          --
                                                      -------     -------     -------     -------     -------
   Total dividends..................................     (.84)       (.84)       (.86)       (.85)       (.84)
                                                      -------     -------     -------     -------     -------
Net asset value, end of year(a).....................  $  8.54     $  8.44     $  7.85     $  8.38     $  8.48
                                                      -------     -------     -------     -------     -------
                                                      -------     -------     -------     -------     -------
Market price per share, end of year(a)..............  $  9.00     $  8.75     $  8.00     $ 8.375     $ 8.875
                                                      -------     -------     -------     -------     -------
                                                      -------     -------     -------     -------     -------
TOTAL INVESTMENT RETURN(b):.........................    13.38%      20.80%       6.33%       3.90%      27.02%
                                                      -------     -------     -------     -------     -------
                                                      -------     -------     -------     -------     -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)...............  $96,042     $94,091     $86,704     $91,698     $92,422
Average net assets (000 omitted)....................  $95,946     $92,855     $87,734     $96,962     $88,142
Ratio to average net assets:
   Expenses, before loan interest, commitment fees
      and nonrecurring expenses.....................     1.08%       1.01%       1.11%       1.12%       1.20%
   Total expenses...................................     2.32%       2.29%       2.71%       2.01%       2.03%
   Net investment income............................     9.63%      10.18%      10.90%      10.15%      10.94%
Portfolio turnover rate.............................       60%         60%         47%        100%         82%
Total debt outstanding at end of year (000
   omitted).........................................  $18,000     $17,000     $19,000     $28,000     $15,000
Asset coverage per $1,000 of debt outstanding.......  $ 6,336     $ 6,535     $ 5,563     $ 4,275     $ 7,161

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Report of Independent Accountants                THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The High Yield Plus Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc. (the 'Fund') at March 31, 1997, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1997 by correspondence with the custodian, brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
The financial highlights of the Fund for each of the four years in the period ended March 31, 1996, and the statement of changes in net assets for the year ended March 31, 1996 were audited by other independent accountants whose report dated May 9, 1996 expressed an unqualified opinion on those financial highlights and that statement.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
May 21, 1997
--------------------------------------------------------------------------------
                                       16

Supplemental Proxy Information (Unaudited)       THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------
The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)       To elect the following directors to serve as follows:
                     Directors                 Class         Term        Expiring
          -------------------------------      ------      --------      ---------
          Eugene C. Dorsey                       I         3 years         1998
          Douglas H. McCorkindale                II        3 years         1999
          ---------------
          The director Thomas T. Mooney whose term of office continued beyond this meeting was not voted upon at this meeting.
(2)       To ratify the selection of Deloitte & Touche LLP as independent public accountants for the year ending March 31, 1997.
(3)       To transact such other business as may properly come before the meeting or any adjournment thereof.

The results of the proxy solicitation on the above matters were as follows:

                  Director/Auditor              Votes for      Votes against      Withheld/Abstentions
          ---------------------------------     ----------     --------------     ---------------------
(1)       Eugene C. Dorsey                      5,829,461            --                  116,028
          Douglas H. McCorkindale               5,829,869            --                  115,621
(2)       Deloitte & Touche LLP                 5,834,322          42,466                68,702
(3)       There was no other business voted upon at the annual meeting of shareholders.

Federal Income Tax Information (Unaudited)       THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 1997) that 1.07% of the dividends paid in the fiscal year ended March 31, 1997 qualified for the corporate dividends received deduction available to corporate taxpayers.
--------------------------------------------------------------------------------
                                       17

Other Information (Unaudited)                    THE HIGH YIELD PLUS FUND, INC.
-------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
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Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

429906100